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                                  EXHIBIT 24.1

                               POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of TeleCommunication Systems, Inc., a Maryland corporation (the "Corporation"), hereby constitute and appoint Maurice B. Tose and Thomas M. Brandt, Jr. and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as officers and as Directors of the Corporation, a registration statement on Form S-8 (or other appropriate form) (the "Registration Statement") relating to the proposed issuance of Class A Common Stock, par value $0.01, of the Corporation and other securities pursuant to the exercise of stock options granted under the Corporation's Amended and Restated 1997 Stock Incentive Plan and the fulfillment of subscriptions under the Corporation's Employee Stock Purchase Plan (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-8 has been signed by the following persons in the capacities and on the date indicated.

Signature                                                     Title                                        Date
---------                                                     -----                                        ----
/s/ Maurice B. Tose                             Chief Executive Officer, President                   October 16, 2000
---------------------------------                   and Chairman of the Board
Maurice B. Tose                                   (Principal Executive Officer)

/s/ Thomas M. Brandt, Jr.                          Chief Financial Officer and                       October 16, 2000
---------------------------------                     Senior Vice President
Thomas M. Brandt, Jr.                      (Principal Financial and Accounting Officer)

/s/ Clyde A. Heintzelman                                     Director                                October 16, 2000
---------------------------------
Clyde A. Heintzelman

/s/ Andrew C. Barrett                                        Director                                October 16, 2000
---------------------------------
Andrew C. Barrett

/s/ Richard A. Kozak                                         Director                                October 16, 2000
---------------------------------
Richard A. Kozak

                                                             Director                                _________, 2000
---------------------------------
Weldon H. Latham

/s/ Byron F. Marchant                                        Director                                October 16, 2000
---------------------------------
Byron F. Marchant

/s/ Timothy P. Bradley                                       Director                                October 16, 2000
---------------------------------
Timothy P. Bradley

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
                                                             Director                                 ________, 2000
---------------------------------
Daniel Tseung